JOHN DEERE OWNER TRUST 2001                                       EXHIBIT 99.1
STATEMENT TO CERTIFICATEHOLDER


$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

Payment Date:                                                                                        15-Nov-01
(1)  Amount of principal being paid or distributed:

       (a)  A-1 Notes:                                                                          $34,706,006.37
              per $1,000 original principal amount:                                                    $123.51

       (b)  A-2 Notes:                                                                                   $0.00
              per $1,000 original principal amount:                                                      $0.00

       (c)  A-3 Notes:                                                                                   $0.00
              per $1,000 original principal amount:                                                      $0.00

       (d)  A-4 Notes:                                                                                   $0.00
              per $1,000 original principal amount:                                                      $0.00

       (e)  Certificates:                                                                        $1,353,958.30
              per $1,000 original principal amount:                                                     $38.76

       (f)  Total:                                                                              $36,059,964.67

(2)   Amount of interest being paid or distributed:

       (a)  A-1 Notes:                                                                             $119,659.17
              per $1,000 original principal amount:                                                      $0.43

       (b)  A-2 Notes:                                                                             $100,551.11
              per $1,000 original principal amount:                                                      $0.50

       (c)  A-3 Notes:                                                                             $199,675.00
              per $1,000 original principal amount:                                                      $0.63

       (d)  A-4 Notes:                                                                              $72,500.40
              per $1,000 original principal amount:                                                      $0.74

       (e)  Certificates:                                                                                $0.00
              per $1,000 original principal amount:                                                      $0.00

       (f)  Total:                                                                                 $492,385.68

(3)   After giving effect to distributions on this Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                                     $246,293,993.63
           (ii) A-1 Note Pool Factor:                                                                0.8764911

       (b) (i)  outstanding principal amount of A-2 Notes:                                     $202,000,000.00
           (ii) A-2 Note Pool Factor:                                                                1.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                                     $315,000,000.00
           (ii) A-3 Note Pool Factor:                                                                1.0000000

       (d) (i)  outstanding principal amount of A-4 Notes:                                      $98,640,000.00
           (ii) A-4 Note Pool Factor:                                                                1.0000000

       (e) (i)  Certificate Balance                                                             $33,581,843.91
           (ii) Certificate Pool Factor:                                                             0.9612444

(4)   Note Value at end of related Collection Period:                                          $895,515,837.56

(5)   Pool Balance (excluding accrued interest)                                                $882,848,839.44
               at the end of the related Collection Period

(6)   Amount of Servicing Fee:                                                                     $765,933.20
               per $1,000 original principal amount:                                                 0.8221910

(7)   Amount of Administration Fee:                                                                    $100.00

(8)   Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(9)   Amount in Reserve Account:                                                                $16,302,577.00
       Specified Reserve Account Balance:                                                       $16,302,577.00

(10)  Aggregate amount of Realized Losses for the Collection Period:                                     $0.00

(11)  Amount of Payments that are more than 60 days past due:                                       $21,012.00

